Exhibit 23








                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 7, 2001 included in DynCorp's Form 10-K for the year ended December 28, 2000 and to all references to our Firm included in this registration statement.


                                       /s/ Arthur Andersen LLP

                                          ARTHUR ANDERSEN LLP



Vienna, Virginia
April 18, 2001